UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

    RADIANT SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 8, 2011.

RADIANT SYSTEMS, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 22, 2011

Date: June 8, 2011 Time: 10:00 AM EDT

Location: RADIANT SYSTEMS, INC.

3925 Brookside Parkway

Alpharetta, Georgia 30022

Directions: Visit www.radiantsystems.com and

click on “North America”

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the

important information contained in the proxy materials

before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

RADIANT SYSTEMS, INC. 3925 BROOKSIDE PARKWAY ALPHARETTA, GEORGIA 30022

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors - Class III

Nominees

01) J. Alexander Douglas, Jr 02) Philip J. Hickey, Jr 03) Michael Z. Kay

2. Election of Directors - Class I 04) Nick Shreiber

The Board of Directors recommends you vote FOR proposals 3 and 4:

3. To approve the 2011 Amendment to the Amended and Restated 2005 Long-Term Incentive Plan, including approval of the material terms of performance goals for Section 162(m) awards under the Amended and Restated 2005 Long-Term Incentive Plan.

4. Advisory vote on executive compensation (“say on pay” vote).

The Board of Directors recommends you vote 1 YEAR on the following proposal:

5. Advisory vote on how frequently stockholders will be provided a “say-on-pay” vote.

The Board of Directors recommends you vote FOR the following proposal:

6. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2011 fiscal year.

Note: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” THE ABOVE PROPOSALS (AND FOR 1 YEAR IN THE CASE OF PROPOSAL 5) AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

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